                                                                     Exhibit 99



FOR IMMEDIATE RELEASE
- ---------------------
Tues., Jan. 17, 1995


WELLS FARGO REPORTS FOURTH QUARTER EARNINGS OF $215 MILLION;
FULL YEAR PER SHARE EARNINGS $14.78 VS. $10.10 A YEAR AGO

     Wells Fargo & Co. (NYSE: WFC) today reported net income of $215 million for the fourth quarter of 1994, compared with $190 million for the fourth quarter of 1993, an increase of 13 percent. Per share earnings for the fourth quarter of 1994 were $3.96, compared with $3.18 in the fourth quarter of 1993, an increase of 25 percent. Earnings for the full year of 1994 were $841 million, or $14.78 per share, compared with $612 million, or $10.10 per share, for 1993.

     Both fourth quarter and full year 1994 results reflected smaller loan loss provisions than were taken in comparable periods in 1993. The results for the fourth quarter also reflected an effective tax rate that was lower than the fourth quarter of 1993. The percentage increase in per share earnings was greater than the percentage increase in net income due to the company's continuing stock repurchase program.

     Return on average assets (ROA) was 1.64 percent and return on average common equity (ROE) was 23.96 percent in the fourth quarter of 1994. In the year-ago period, ROA was 1.46 percent and ROE was 19.85 percent. ROA was 1.62 percent and ROE was 22.41 percent for the full year 1994, compared with 1.20 percent and 16.74 percent, respectively, in 1993.

     "Our company did well in 1994," said Chairman Paul Hazen. "As we came out of the recession in California, our credit quality improved rapidly but we faced challenges in resuming growth. We were particularly pleased by our loan growth in the fourth quarter and see it as a foundation for further business expansion in 1995."

     Net interest income on a taxable-equivalent basis was $656 million in the fourth quarter of 1994, down from $666 million a year ago. For the full year 1994, net interest income on a taxable-equivalent basis was $2.610 billion, compared with $2.659 billion for the prior year. The company's net interest margin for the fourth quarter of 1994 was 5.53 percent, down from 5.69 percent in the same quarter of 1993. The net interest margin for the full year of 1994 was 5.55 percent, compared with 5.74 percent for 1993.



                                     -more-

2\WF Earnings


     Noninterest income (NII) in the fourth quarter of 1994 was $294 million, flat with $295 million in the same quarter of 1993. Included in the fourth quarter of 1994 was a $24 million accrual that was primarily related to the disposition of owned and leased premises associated with expected branch and other facility closures or relocations, as the bank expands its alternative distribution channels. For the full year 1994, NII was $1.200 billion, compared with $1.093 billion for 1993.

     Noninterest expense (NIE) in the fourth quarter of 1994 was $577 million, up 4 percent from $557 million in the same quarter of 1993. A significant portion of the increases in equipment expenses, contract services and incentive compensation was offset by a decline in foreclosed assets expense. NIE totaled $2.156 billion in 1994, compared with $2.162 billion in 1993.

     The provision for loan losses in the fourth quarter of 1994 was $30 million, compared with $80 million in the fourth quarter of 1993. Continued improvement in the company's loan portfolio resulted in the reduction of the provision. For 1994, the provision totaled $200 million, compared with $550 million in 1993.

     Net charge-offs in the fourth quarter of 1994 totaled $58 million, or .65 percent of average total loans (annualized). The largest category of net charge-offs was credit card loans ($28 million). For the fourth quarter of 1993, net charge-offs totaled $81 million, or .97 percent of average total loans (annualized). The largest category of net charge-offs was credit card loans ($34 million).

     For the full year 1994, net charge-offs totaled $240 million, or .70 percent of average total loans. The largest categories of net charge-offs were credit card loans ($120 million) and real estate mortgage loans other than 1-4 family ($44 million). Full year 1993 net charge-offs totaled $495 million, or
1.44 percent of average total loans. The largest categories of net charge-offs were credit card loans ($156 million) and real estate mortgage loans other than 1-4 family ($150 million).

     At December 31, 1994, the allowance for loan losses equaled 5.73 percent of total loans, compared with 6.04 percent at September 30, 1994 and 6.41 percent at December 31, 1993.

     At December 31, 1994, total nonaccrual and restructured loans decreased to $582 million (1.6 percent of total loans), of which an estimated 34 percent were current as to payment of principal and interest. This compares with $641 million (1.8 percent of total loans) at September 30, 1994, of which an estimated 39 percent were current, and $1.200 billion (3.6 percent of total loans) at December 31, 1993, of which an estimated 50 percent were current. Foreclosed assets were $272 million at December 31, 1994, compared with $306 million at September 30, 1994 and $348 million at December 31, 1993.
                                     -more-

3\WF Earnings


     During the fourth quarter of 1994, an estimated $18 million of cash interest payments were received from all loans that were on nonaccrual during the quarter. Of that amount, $6 million was recognized as interest income and $12 million was used to reduce book loan balances. The average nonaccrual book loan balance (net of charge-offs and interest applied to principal) was $617 million for the quarter. The estimated average cash yield was 11.6 percent.

     During the third quarter of 1994, an estimated $16 million of cash interest payments were received from all loans that were on nonaccrual during the quarter. Of that amount, $4 million was recognized as interest income and $12 million was used to reduce book loan balances. The average nonaccrual book loan balance (net of charge-offs and interest applied to principal) was $662 million for the quarter. The estimated average cash yield was 9.6 percent.

     The Company's effective tax rate for the fourth quarter of 1994 was 37 percent, compared with 41 percent for the fourth quarter of 1993. The decrease in the effective tax rate was due to a $23 million reduction of income tax expense primarily related to the settlement with the Internal Revenue Service of certain audit issues, including the finalization of the deductibility of the amortization of certain identifiable intangible assets. For the full year 1994, the effective tax rate was 42 percent, compared with 41 percent in 1993.

     At December 31, 1994, the company's preliminary risk-based capital ratios were 13.20 percent for total risk-based capital and 9.10 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At September 30, 1994, these risk-based capital ratios were 13.93 percent and 9.62 percent, respectively. The decrease in total and Tier 1 risk-based capital ratios between September 30, 1994 and December 31, 1994 resulted primarily from the repurchase of 1,664,290 shares of common stock during the quarter. At December 31, 1993, the company's total risk-based capital ratio was 15.12 percent and the Tier 1 risk-based capital ratio was
10.48 percent. The ratio of common equity to total assets at December 31, 1994 was 6.41 percent, compared with 6.77 percent at September 30, 1994 and 7.00 percent at December 31, 1993.
                                       ###


                                                                 -4-

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                      % Change
                                                             Quarter ended  Dec. 31, 1994 from           Year ended
                                               ---------------------------  ------------------    -----------------
                                               DEC. 31, Sept. 30,  Dec. 31, Sept. 30,  Dec. 31,   DEC. 31,  Dec. 31,        %
(in millions)                                     1994      1994      1993      1994      1993       1994      1993    Change
- -----------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                    $    215  $    217  $    190        (1)%      13 % $    841  $    612        37 %
Per common share
  Net income                                  $   3.96  $   3.86  $   3.18         3        25   $  14.78  $  10.10        46
  Dividends declared                              1.00      1.00       .75        --        33       4.00      2.25        78

Average common shares outstanding                 51.8      53.6      55.8        (3)       (7)      53.9      55.6        (3)

Profitability ratios (annualized)
  Net income to average total assets (ROA)        1.64%     1.65%     1.46%       (1)       12       1.62%     1.20%       35
  Net income applicable to common stock to
     average common stockholders' equity (ROE)   23.96     22.99     19.85         4        21      22.41     16.74        34

Efficiency ratio (1)                              60.7%     55.1%     58.0%       10         5       56.6%     57.7%       (2)

Average loans                                 $ 35,326  $ 34,325  $ 33,149         3         7   $ 34,039  $ 34,304        (1)
Average assets                                  52,090    52,061    51,597        --         1     51,849    51,110         1
Average core deposits                           38,307    39,466    40,691        (3)       (6)    39,592    40,389        (2)

Net interest margin                               5.53%     5.53%     5.69%       --        (3)      5.55%     5.74%       (3)

Average staff (full-time equivalent)            19,562    19,705    19,860        (1)       (2)    19,558    20,766        (6)

AT PERIOD END
Investment securities                         $ 11,608  $ 12,260  $ 13,058        (5)      (11)  $ 11,608  $ 13,058       (11)
Loans                                           36,347    34,951    33,099         4        10     36,347    33,099        10
Allowance for loan losses                        2,082     2,110     2,122        (1)       (2)     2,082     2,122        (2)
Assets                                          53,374    52,164    52,513         2         2     53,374    52,513         2
Core deposits                                   38,508    39,097    41,291        (2)       (7)    38,508    41,291        (7)
Common stockholders' equity                      3,422     3,533     3,676        (3)       (7)     3,422     3,676        (7)
Stockholders' equity                             3,911     4,022     4,315        (3)       (9)     3,911     4,315        (9)

Capital ratios
  Common stockholders' equity to assets           6.41%     6.77%     7.00%       (5)       (8)      6.41%     7.00%       (8)
  Stockholders' equity to assets                  7.33      7.71      8.22        (5)      (11)      7.33      8.22       (11)
  Risk-based capital (2)
     Tier 1 capital                               9.10      9.62     10.48        (5)      (13)      9.10     10.48       (13)
     Total capital                               13.20     13.93     15.12        (5)      (13)     13.20     15.12       (13)
  Leverage (2)                                    6.90      7.01      7.39        (2)       (7)      6.90      7.39        (7)

Book value per common share                   $  66.77  $  66.93  $  65.87        --         1   $  66.77  $  65.87         1

COMMON STOCK PRICE
High                                          $149-5/8  $160-3/8  $133            (7)       13   $160-3/8  $133            21
Low                                            141       145-1/8   105-7/8        (3)       33    127-5/8    75-1/2        69
Period end                                     145       145-1/8   129-3/8        --        12    145       129-3/8        12

- -----------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) The December 31, 1994 ratios are preliminary.



                                                                 -5-

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED STATEMENT OF INCOME
     ------------------------------------------------------------------------------------------------------------------------
                                                                              Quarter                         Year
                                                                    ended December 31,        %   ended December 31,        %
                                                                    -----------------             -----------------
     (in millions)                                                     1994      1993    Change      1994      1993    Change
     ------------------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
 (1) Loans                                                            $ 809     $ 744         9 %  $3,015    $3,066        (2)%
 (2) Investment securities                                              173       178        (3)      740       672        10
     Federal funds sold and securities purchased
 (3)   under resale agreements                                            1         8       (88)        7        23       (70)
 (4) Other                                                                1        --        --         3        --        --
                                                                      -----     -----              ------    ------
 (5)     Total interest income                                          984       930         6     3,765     3,761        --
                                                                      -----     -----              ------    ------
     INTEREST EXPENSE
 (6) Deposits                                                           230       204        13       854       863        (1)
     Federal funds purchased and securities sold
 (7)   under repurchase agreements                                       45         6       650        99        29       241
 (8) Commercial paper and other short-term borrowings                     5         1       400        10         6        67
 (9) Senior and subordinated debt                                        48        53        (9)      192       206        (7)
                                                                      -----     -----              ------    ------
(10)     Total interest expense                                         328       264        24     1,155     1,104         5
                                                                      -----     -----              ------    ------
(11) NET INTEREST INCOME                                                656       666        (2)    2,610     2,657        (2)
(12) Provision for loan losses                                           30        80       (63)      200       550       (64)
                                                                      -----     -----              ------    ------
     Net interest income after
(13)   provision for loan losses                                        626       586         7     2,410     2,107        14
                                                                      -----     -----              ------    ------
     NONINTEREST INCOME
(14) Service charges on deposit accounts                                118       112         5       473       423        12
(15) Fees and commissions                                               106        91        16       387       376         3
(16) Trust and investment services income                                51        48         6       203       190         7
(17) Investment securities gains                                         --        --        --         8        --        --
(18) Other                                                               19        44       (57)      129       104        24
                                                                      -----     -----              ------    ------
(19)     Total noninterest income                                       294       295        --     1,200     1,093        10
                                                                      -----     -----              ------    ------
     NONINTEREST EXPENSE
(20) Salaries                                                           171       171        --       671       684        (2)
(21) Incentive compensation                                              49        41        20       155       109        42
(22) Employee benefits                                                   48        48        --       201       213        (6)
(23) Net occupancy                                                       54        58        (7)      215       224        (4)
(24) Equipment                                                           54        44        23       174       148        18
(25) Federal deposit insurance                                           25        28       (11)      101       114       (11)
(26) Other                                                              176       167         5       639       670        (5)
                                                                      -----     -----              ------    ------
(27)     Total noninterest expense                                      577       557         4     2,156     2,162        --
                                                                      -----     -----              ------    ------
     INCOME BEFORE INCOME TAX
(28)   EXPENSE                                                          343       324         6     1,454     1,038        40
(29) Income tax expense                                                 128       134        (4)      613       426        44
                                                                      -----     -----              ------    ------

(30) NET INCOME                                                       $ 215     $ 190        13 %  $  841    $  612        37 %
                                                                      =====     =====    ======    ======    ======       ===

     NET INCOME APPLICABLE TO
(31)   COMMON STOCK                                                   $ 205     $ 178        15 %  $  798    $  562        42 %
                                                                      =====     =====    ======    ======    ======       ===

     PER COMMON SHARE
(32) Net income                                                       $3.96     $3.18        25 %  $14.78    $10.10        46 %
                                                                      =====     =====    ======    ======    ======       ===

(33) Dividends declared                                               $1.00     $ .75        33 %  $ 4.00    $ 2.25        78 %
                                                                      =====     =====    ======    ======    ======       ===

(34) Average common shares outstanding                                 51.8      55.8        (7)%    53.9      55.6        (3)%
                                                                      =====     =====    ======    ======    ======       ===
     ------------------------------------------------------------------------------------------------------------------------



                                                                 -6-

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED BALANCE SHEET
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                        December 31,        %
                                                                                                  -----------------
     (in millions)                                                                                   1994      1993    Change
     -----------------------------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                                                                      $ 2,974   $ 2,644        12 %
     Investment securities:
 (2)   At cost (estimated fair value $8,185 and $9,978)                                             8,619     9,887       (13)
 (3)   At fair value                                                                                2,989     3,171        (6)
                                                                                                  -------   -------
 (4)     Total investment securities                                                               11,608    13,058       (11)
     Federal funds sold and securities
 (5)   purchased under resale agreements                                                              260     1,668       (84)

 (6) Loans                                                                                         36,347    33,099        10
 (7) Allowance for loan losses                                                                      2,082     2,122        (2)
                                                                                                  -------   -------
 (8)     Net loans                                                                                 34,265    30,977        11
                                                                                                  -------   -------

 (9) Due from customers on acceptances                                                                 77        70        10
(10) Accrued interest receivable                                                                      328       297        10
(11) Premises and equipment, net                                                                      886       898        (1)
(12) Goodwill                                                                                         416       477       (13)
(13) Other assets                                                                                   2,560     2,424         6
                                                                                                  -------   -------

(14)     Total assets                                                                             $53,374   $52,513         2 %
                                                                                                  =======   =======       ===

     LIABILITIES
(15) Noninterest-bearing deposits                                                                 $10,145   $ 9,719         4 %
(16) Interest-bearing deposits                                                                     32,187    31,925         1
                                                                                                  -------   -------
(17)     Total deposits                                                                            42,332    41,644         2
     Federal funds purchased and securities
(18)   sold under repurchase agreements                                                             3,022     1,079       180
(19) Commercial paper and other short-term borrowings                                                 189       188         1
(20) Acceptances outstanding                                                                           77        70        10
(21) Accrued interest payable                                                                          60        63        (5)
(22) Other liabilities                                                                                930       933        --
(23) Senior debt                                                                                    1,393     2,256       (38)
(24) Subordinated debt                                                                              1,460     1,965       (26)
                                                                                                  -------   -------

(25)     Total liabilities                                                                         49,463    48,198         3
                                                                                                  -------   -------

     STOCKHOLDERS' EQUITY
(26) Preferred stock                                                                                  489       639       (23)
     Common stock - $5 par value,
       authorized 150,000,000 shares; issued
       and outstanding 51,251,648 shares and
(27)   55,812,592 shares                                                                              256       279        (8)
(28) Additional paid-in capital                                                                       871       551        58
(29) Retained earnings                                                                              2,409     2,829       (15)
(30) Cumulative foreign currency translation adjustments                                               (4)       (4)       --
(31) Investment securities valuation allowance                                                       (110)       21        --
                                                                                                  -------   -------

(32)     Total stockholders' equity                                                                 3,911     4,315        (9)
                                                                                                  -------   -------

(33)     Total liabilities and stockholders' equity                                               $53,374   $52,513         2 %
                                                                                                  =======   =======       ===
     ------------------------------------------------------------------------------------------------------------------------



Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
- ---------------------------------------------------------------------------
                                                     Year ended December 31,
                                                     ----------------------
(in millions)                                                1994      1993
- ---------------------------------------------------------------------------
BALANCE, BEGINNING OF YEAR                                 $4,315    $3,809
Net income                                                    841       612
Common stock issued under employee benefit and
  dividend reinvestment plans                                  57        53
Preferred stock redeemed                                     (150)       --
Common stock repurchased                                     (760)       (5)
Preferred stock dividends                                     (43)      (50)
Common stock dividends                                       (218)     (125)
Change in investment securities valuation allowance          (131)       --
Cumulative unrealized net gains, after applicable
  taxes, at December 31, 1993(1)                               --        21
                                                           ------    ------
BALANCE, END OF YEAR                                       $3,911    $4,315
                                                           ======    ======
- ---------------------------------------------------------------------------

(1) Represents valuation allowance for available-for-sale investment securities carried at fair value resulting from the adoption of Financial Accounting Standard No. 115 at December 31, 1993.



LOANS
- ---------------------------------------------------------------------------
                                                                December 31,
                                                          -----------------
(in millions)                                                1994      1993
- ---------------------------------------------------------------------------
Commercial (1)                                            $ 8,162   $ 6,912
Real estate 1-4 family first mortgage                       9,050     7,458
Other real estate mortgage                                  8,079     8,286
Real estate construction                                    1,013     1,110
Consumer:
  Real estate 1-4 family junior lien mortgage               3,332     3,583
  Credit card                                               3,125     2,600
  Other revolving credit and monthly payment                2,229     1,920
                                                          -------   -------
    Total consumer                                          8,686     8,103
Lease financing                                             1,330     1,212
Foreign                                                        27        18
                                                          -------   -------

  Total loans                                             $36,347   $33,099
                                                          =======   =======
- ---------------------------------------------------------------------------

(1) Includes loans to real estate developers of $525 million and $505 million at December 31, 1994 and December 31, 1993, respectively.



                                                                 -8-

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                            Quarter ended          Year ended
                                                                              ---------------------------   -----------------
                                                                              DEC. 31, Sept. 30,  Dec. 31,  DEC. 31,  Dec. 31,
(in millions)                                                                    1994      1994      1993      1994      1993
- -----------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                   $2,110    $2,120    $2,123    $2,122    $2,067

Provision for loan losses                                                          30        50        80       200       550

Loan charge-offs:
  Commercial (1)                                                                  (15)       (9)      (29)      (54)     (110)
  Real estate 1-4 family first mortgage                                            (2)       (5)       (8)      (18)      (25)
  Other real estate mortgage                                                       (8)      (23)      (21)      (66)     (197)
  Real estate construction                                                         (5)       (9)      (13)      (19)      (68)
  Consumer:
    Real estate 1-4 family junior lien mortgage                                    (4)       (5)       (9)      (24)      (28)
    Credit card                                                                   (31)      (32)      (40)     (138)     (177)
    Other revolving credit and monthly payment                                    (11)       (7)       (9)      (36)      (41)
                                                                               ------    ------    ------    ------    ------
      Total consumer                                                              (46)      (44)      (58)     (198)     (246)
  Lease financing                                                                  (3)       (3)       (5)      (14)      (18)
                                                                               ------    ------    ------    ------    ------
      Total loan charge-offs                                                      (79)      (93)     (134)     (369)     (664)
                                                                               ------    ------    ------    ------    ------

Loan recoveries:
  Commercial (2)                                                                    7        10        22        37        71
  Real estate 1-4 family first mortgage                                            --         2        --         6         2
  Other real estate mortgage                                                        3         7        16        22        47
  Real estate construction                                                          3         5         3        15         4
  Consumer:
    Real estate 1-4 family junior lien mortgage                                     1         1         1         4         3
    Credit card                                                                     3         3         6        18        21
    Other revolving credit and monthly payment                                      3         3         3        11        12
                                                                               ------    ------    ------    ------    ------
      Total consumer                                                                7         7        10        33        36
  Lease financing                                                                   1         2         2        16         9
                                                                               ------    ------    ------    ------    ------
      Total loan recoveries                                                        21        33        53       129       169
                                                                               ------    ------    ------    ------    ------
        Total net loan charge-offs                                                (58)      (60)      (81)     (240)     (495)
                                                                               ------    ------    ------    ------    ------

BALANCE, END OF PERIOD                                                         $2,082    $2,110    $2,122    $2,082    $2,122
                                                                               ======    ======    ======    ======    ======

Total net loan charge-offs as a percentage
  of average total loans (annualized)                                             .65%      .69%      .97%      .70%     1.44%
                                                                               ======    ======    ======    ======    ======

Allowance as a percentage of total loans                                         5.73%     6.04%     6.41%     5.73%     6.41%
                                                                               ======    ======    ======    ======    ======
- -----------------------------------------------------------------------------------------------------------------------------

(1) Includes charge-offs of loans to real estate developers of $4 million, none and $15 million in the quarters ended
    December 31, 1994, September 30, 1994 and December 31, 1993, respectively, and $14 million and $21 million in the years ended December 31, 1994 and 1993, respectively.
(2) Includes recoveries from loans to real estate developers of none, $2 million and $1 million in the quarters ended
    December 31, 1994, September 30, 1994 and December 31, 1993, respectively, and $2 million and $3 million in the years ended
    December 31, 1994 and 1993, respectively.



                                                                 -9-

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
- -----------------------------------------------------------------------------------------------------------------------------
                                                                              DEC. 31, Sept. 30,  June 30, March 31,  Dec. 31,
(in millions)                                                                    1994      1994      1994      1994      1993
- -----------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial (1)                                                                 $ 88      $109    $  121    $  165    $  252
  Real estate 1-4 family first mortgage                                            81        76        88        90        99
  Other real estate mortgage                                                      328       334       410       413       578
  Real estate construction                                                         58       101        72       202       235
  Consumer:
    Real estate 1-4 family junior lien mortgage                                    11        14        19        22        27
    Other revolving credit and monthly payment                                      1         3         2         3         3
                                                                                 ----      ----    ------    ------    ------

      Total nonaccrual loans                                                      567       637       712       895     1,194

Restructured loans                                                                 15         4         5         5         6
                                                                                 ----      ----    ------    ------    ------

Nonaccrual and restructured loans                                                 582       641       717       900     1,200
As a percentage of total loans                                                    1.6%      1.8%      2.1%      2.7%      3.6%

Foreclosed assets                                                                 272       306       344       354       348

Real estate investments (2)                                                        17        12        11        11        15
                                                                                 ----      ----    ------    ------    ------

Total nonaccrual and restructured loans
  and other assets                                                               $871      $959    $1,072    $1,265    $1,563
                                                                                 ====      ====    ======    ======    ======
- -----------------------------------------------------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $30 million, $38 million, $41 million, $47 million and $91 million at December 31,
    1994, September 30, 1994, June 30, 1994, March 31, 1994 and December 31, 1993, respectively.
(2) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans.  Real estate investments totaled $54 million, $26 million, $28 million, $29 million and $34 million at December 31, 1994, September 30, 1994, June 30, 1994, March 31, 1994 and December 31, 1993,
    respectively.



QUARTERLY TREND OF CHANGES IN NONACCRUAL LOANS (1)
- -----------------------------------------------------------------------------------------------------------------------------
                                               DEC. 31, Sept. 30,  June 30, March 31,  Dec. 31,  Sept. 30,  June 30, March 31,
(in millions)                                     1994      1994      1994      1994      1993       1993      1993      1993
- -----------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                     $637      $712      $895    $1,194    $1,696     $1,898    $1,966    $2,134
New loans placed on nonaccrual                      71        93       124        52       113        195       264       249
Loans purchased                                     28        --         9        --        --         --        --        --
Charge-offs                                        (25)      (38)      (27)      (35)      (55)       (90)      (71)     (109)
Payments                                           (64)      (71)      (91)     (121)     (309)      (188)     (144)     (156)
Transfers to foreclosed assets                     (18)      (14)      (27)      (37)      (64)       (32)     (104)      (41)
Transfers from foreclosed assets (2)                --        --        --        --        --         --        99        --
Loans returned to accrual                          (62)      (45)     (172)     (157)     (188)       (81)     (107)      (82)
Loans sold                                          --        --        --        (3)       --         (2)       (5)      (26)
Other additions (deductions)                        --        --         1         2         1         (4)       --        (3)
                                                  ----      ----      ----    ------    ------     ------    ------    ------

BALANCE, END OF QUARTER                           $567      $637      $712    $  895    $1,194     $1,696    $1,898    $1,966
                                                  ====      ====      ====    ======    ======     ======    ======    ======
- -----------------------------------------------------------------------------------------------------------------------------

(1) The December 31, 1994 amounts are preliminary.
(2) Reclassification due to clarification of criteria used in determining when a loan is in-substance foreclosed.



                                                                -10-

Wells Fargo & Company and Subsidiaries
NONACCRUAL LOANS BY PERFORMANCE CATEGORY (1)
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                               Cumulative
                                                                                                     cash
                                                             Book                                interest         Contractual
                                                        principal          Cumulative          applied to           principal
(in millions)                                             balance       charge-offs(6)        principal(6)            balance
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                                            DECEMBER 31, 1994
                                                             ----------------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                                 $111                $  3                $ --                $114
    Less than 90 days past due                                  2                  --                  --                   2
                                                             ----                ----                ----                ----
                                                              113                   3                  --                 116
                                                             ----                ----                ----                ----

  Payments made (4):
    90 days or more past due                                  210                  75                  28                 313
    Less than 90 days past due                                 60                   4                  12                  76
                                                             ----                ----                ----                ----
                                                              270                  79                  40                 389
                                                             ----                ----                ----                ----

      Total past due                                          383                  82                  40                 505

Contractually current (5)                                     184                 115                  62                 361
                                                             ----                ----                ----                ----

Total nonaccrual loans                                       $567                $197                $102                $866
                                                             ====                ====                ====                ====
- -----------------------------------------------------------------------------------------------------------------------------


                                                                                                           September 30, 1994
                                                             ----------------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                                 $113                  $5                 $--                $118
    Less than 90 days past due                                  2                  --                  --                   2
                                                             ----                ----                ----                ----
                                                              115                   5                  --                 120
                                                             ----                ----                ----                ----

  Payments made (4):
    90 days or more past due                                  205                  79                  22                 306
    Less than 90 days past due                                 69                  38                  23                 130
                                                             ----                ----                ----                ----
                                                              274                 117                  45                 436
                                                             ----                ----                ----                ----

      Total past due                                          389                 122                  45                 556

Contractually current (5)                                     248                 131                  60                 439
                                                             ----                ----                ----                ----

Total nonaccrual loans                                       $637                $253                $105                $995
                                                             ====                ====                ====                ====
- -----------------------------------------------------------------------------------------------------------------------------

(1) There can be no assurance that individual borrowers will continue to perform at the level indicated or that the performance characteristics will not change significantly.  The December 31, 1994 amounts are preliminary.
(2) Contractually past due is defined as a borrower whose loan principal or interest payment is 30 days or more past due.
(3) Borrower has made no payments since being placed on nonaccrual.
(4) Borrower has made some payments since being placed on nonaccrual.  Approximately $168 million and $215 million of these loans had some payments made on them during the fourth and third quarters of 1994, respectively.
(5) Contractually current is defined as a loan for which principal and interest are being paid in accordance with the terms of the loan.  All of the contractually current loans were placed on nonaccrual due to uncertainty of receiving full timely collection of interest or principal.
(6) Cumulative amounts recorded since inception of the loan.



                                                              -11-

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME
- -----------------------------------------------------------------------------------------------------------------------------
                                                                         Quarter                         Year
                                                               ended December 31,        %        ended December 31,        %
                                                               -----------------                  -----------------
(in millions)                                                     1994      1993    Change           1994      1993    Change
- -----------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                               $118      $112         5 %       $  473    $  423        12 %
Fees and commissions:
   Credit card membership and other credit card fees                17        17        --             64        68        (6)
   Mutual fund and annuity sales fees                               20         9       122             64        43        49
   Debit and credit card merchant fees                              15        17       (12)            55        80       (31)
   Shared ATM network fees                                          12        10        20             43        38        13
   Charges and fees on loans                                        10        12       (17)            42        48       (13)
   All other                                                        32        26        23            119        99        20
                                                                  ----      ----                   ------    ------
      Total fees and commissions                                   106        91        16            387       376         3
Trust and investment services income:
   Asset management and custody fees                                31        31        --            124       125        (1)
   Mutual fund management fees                                      12        10        20             46        37        24
   All other                                                         8         7        14             33        28        18
                                                                  ----      ----                   ------    ------
      Total trust and investment services income                    51        48         6            203       190         7
Investment securities gains                                         --        --        --              8        --        --
Income from equity investments accounted for by the:
   Equity method                                                     7         4        75             31        24        29
   Cost method                                                      14        20       (30)            31        42       (26)
Check printing charges                                              10        10        --             40        38         5
Gains (losses) from dispositions of operations                     (15)        7        --             (5)      (28)      (82)
All other                                                            3         3        --             32        28        14
                                                                  ----      ----                   ------    ------

      Total                                                       $294      $295        -- %       $1,200    $1,093        10 %
                                                                  ====      ====       ===         ======    ======       ===
- -----------------------------------------------------------------------------------------------------------------------------



NONINTEREST EXPENSE
- -----------------------------------------------------------------------------------------------------------------------------
                                                                         Quarter                         Year
                                                               ended December 31,        %        ended December 31,        %
                                                               -----------------                  -----------------
(in millions)                                                     1994      1993    Change           1994      1993    Change
- -----------------------------------------------------------------------------------------------------------------------------
Salaries                                                          $171      $171        -- %       $  671    $  684        (2)%
Incentive compensation                                              49        41        20            155       109        42
Employee benefits                                                   48        48        --            201       213        (6)
Net occupancy                                                       54        58        (7)           215       224        (4)
Equipment                                                           54        44        23            174       148        18
Federal deposit insurance                                           25        28       (11)           101       114       (11)
Contract services                                                   30        20        50            101        61        66
Advertising and promotion                                           21        15        40             65        59        10
Certain identifiable intangibles                                    15        17       (12)            62        77       (19)
Operating losses                                                    21        16        31             62        52        19
Telecommunications                                                  14        11        27             49        44        11
Postage                                                             11        10        10             44        43         2
Goodwill                                                             9         9        --             36        37        (3)
Outside professional services                                        8        11       (27)            33        42       (21)
Stationery and supplies                                              8         8        --             30        31        (3)
Travel and entertainment                                             8         8        --             30        28         7
Check printing                                                       6         9       (33)            29        34       (15)
Security                                                             5         5        --             20        19         5
Escrow and collection agency fees                                    4         5       (20)            19        24       (21)
Outside data processing                                              3         3        --             10        16       (38)
Foreclosed assets                                                    2        10       (80)            --        60      (100)
All other                                                           11        10        10             49        43        14
                                                                  ----      ----                   ------    ------

   Total                                                          $577      $557         4 %       $2,156    $2,162        -- %
                                                                  ====      ====       ===         ======    ======       ===
- -----------------------------------------------------------------------------------------------------------------------------



                                                              -12-

     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
     -------------------------------------------------------------------------------------------------------------------------
                                                                                                    Quarter ended December 31,
                                                                    ---------------------------------------------------------
                                                                                           1994                          1993
                                                                    ---------------------------   ---------------------------
                                                                                       INTEREST                      Interest
                                                                    AVERAGE    YIELDS/   INCOME/  Average    Yields/   income/
     (in millions)                                                  BALANCE     RATES   EXPENSE   balance     rates   expense
     ------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Investment securities:
       At cost:
 (1)     U.S. Treasury securities                                   $ 1,821      4.65%     $ 21   $ 2,366      4.84%     $ 29
         Securities of U.S. government agencies
 (2)       and corporations                                           5,488      6.03        83     8,306      6.38       132
 (3)     Private collateralized mortgage obligations                  1,319      5.74        19     1,737      3.25        14
 (4)     Other securities                                               129      5.89         2       193      5.70         3
                                                                    -------                ----   -------                ----
 (5)       Total investment securities at cost                        8,757      5.70       125    12,602      5.65       178
       At fair value (2):
 (6)     U.S. Treasury securities                                       365      6.63         6        --        --        --
         Securities of U.S. government agencies
 (7)       and corporations                                           1,412      5.67        22        --        --        --
 (8)     Private collateralized mortgage obligations                  1,198      6.20        20        --        --        --
 (9)     Other securities                                                81     14.21         1        --        --        --
                                                                    -------                ----   -------                ----
(10)       Total investment securities at fair value                  3,056      6.10        49        --        --        --
                                                                    -------                ----   -------                ----
(11)         Total investment securities                             11,813      5.80       174    12,602      5.65       178
     Federal funds sold and securities purchased
(12)   under resale agreements                                           46      5.04         1     1,009      3.13         8
     Loans:
(13)   Commercial                                                     7,653      9.35       180     6,701      9.60       162
(14)   Real estate 1-4 family first mortgage                          8,939      6.91       155     7,150      7.36       132
(15)   Other real estate mortgage                                     8,056      9.06       183     8,829      8.70       193
(16)   Real estate construction                                         973     10.06        25     1,173      8.11        24
       Consumer:
(17)     Real estate 1-4 family junior lien mortgage                  3,333      8.30        69     3,686      6.76        62
(18)     Credit card                                                  2,910     15.50       113     2,509     15.52        98
(19)     Other revolving credit and monthly payment                   2,126     10.06        54     1,867      9.49        45
                                                                    -------                ----   -------                ----
(20)       Total consumer                                             8,369     11.25       236     8,062     10.12       205
(21)   Lease financing                                                1,315      8.94        29     1,208      9.59        29
(22)   Foreign                                                           21        --        --        26        --        --
                                                                    -------                ----   -------                ----
(23)         Total loans                                             35,326      9.12       808    33,149      8.95       745
(24) Other                                                               57      5.64         1        --        --        --
                                                                    -------                ----   -------                ----
(25)           Total earning assets                                 $47,242      8.27       984   $46,760      7.93       931
                                                                    =======                ----   =======                ----
     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(26)     Interest-bearing checking                                  $ 4,515       .98        11   $ 4,678       .99        12
(27)     Savings deposits                                             2,449      1.99        12     2,589      1.99        13
(28)     Market rate savings                                         15,099      2.61       100    17,115      2.19        95
(29)     Savings certificates                                         7,054      4.52        80     7,307      4.29        79
(30)     Certificates of deposit                                        209      7.79         4       211      7.91         5
(31)     Other time deposits                                             87      6.61         1       106      6.61         1
(32)     Deposits in foreign offices                                  1,639      5.29        22         5        --        --
                                                                    -------                ----   -------                ----
(33)         Total interest-bearing deposits                         31,052      2.94       230    32,011      2.53       205
       Federal funds purchased and securities sold
(34)     under repurchase agreements                                  3,483      5.15        46       927      2.76         6
(35)   Commercial paper and other short-term borrowings                 358      4.95         4       201      2.92         1
(36)   Senior debt                                                    1,578      6.18        25     2,180      4.48        25
(37)   Subordinated debt                                              1,461      6.30        23     2,058      5.39        28
                                                                    -------                ----   -------                ----
(38)         Total interest-bearing liabilities                      37,932      3.43       328    37,377      2.81       265
(39)   Portion of noninterest-bearing funding sources                 9,310        --        --     9,383        --        --
                                                                    -------                ----   -------                ----
(40)           Total funding sources                                $47,242      2.74       328   $46,760      2.24       265
                                                                    =======                ----   =======                ----
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(41)   A TAXABLE-EQUIVALENT BASIS (3)                                            5.53%     $656                5.69%     $666
                                                                                =====      ====               =====      ====

     NONINTEREST-EARNING ASSETS
(42) Cash and due from banks                                        $ 2,680                       $ 2,546
(43) Other                                                            2,168                         2,291
                                                                    -------                       -------
               Total noninterest-earning assets                     $ 4,848                       $ 4,837
                                                                    =======                       =======

     NONINTEREST-BEARING FUNDING SOURCES
(44) Deposits                                                       $ 9,190                       $ 9,002
(45) Other liabilities                                                1,084                         1,034
(46) Preferred stockholders' equity                                     489                           639
(47) Common stockholders' equity                                      3,395                         3,545
     Noninterest-bearing funding sources used to
(48)   fund earning assets                                           (9,310)                       (9,383)
                                                                    -------                       -------
(49)           Net noninterest-bearing funding sources              $ 4,848                       $ 4,837
                                                                    =======                       =======

(50) TOTAL ASSETS                                                   $52,090                       $51,597
                                                                    =======                       =======
    --------------------------------------------------------------------------------------------------------------------------

    (1) The average prime rate of Wells Fargo Bank was 8.13% and 6.00% for the quarters ended December 31, 1994 and 1993, respectively.  The average three-month London Interbank Offered Rate (LIBOR) was 5.97% and 3.42% for the same quarters, respectively.
    (2) Yields are based on amortized cost balances, which totaled $3,200 million for the quarter ended December 31, 1994.
    (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes.  The federal statutory tax rate was 35% for the quarters ended
        December 31, 1994 and 1993.


                                                              -13-

     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
     ------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year ended December 31,
                                                                    ---------------------------------------------------------
                                                                                           1994                          1993
                                                                    ---------------------------   ---------------------------
                                                                                       INTEREST                      Interest
                                                                    AVERAGE    YIELDS/   INCOME/  Average    Yields/   income/
     (in millions)                                                  BALANCE     RATES   EXPENSE   balance     rates   expense
     ------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Investment securities:
       At cost:
 (1)     U.S. Treasury securities                                   $ 2,376      4.77%   $  113   $ 2,283      5.03%   $  115
         Securities of U.S. government agencies
 (2)       and corporations                                           5,902      6.05       357     7,974      6.41       511
 (3)     Private collateralized mortgage obligations                  1,242      5.74        71       864      4.16        36
 (4)     Other securities                                               133      5.75         8       189      5.67        11
                                                                    -------              ------   -------              ------
 (5)       Total investment securities at cost                        9,653      5.69       549    11,310      5.95       673
       At fair value (2):
 (6)     U.S. Treasury securities                                       190      6.66        13        --        --        --
         Securities of U.S. government agencies
 (7)       and corporations                                           1,547      5.82        93        --        --        --
 (8)     Private collateralized mortgage obligations                  1,240      6.14        80        --        --        --
 (9)     Other securities                                                76     14.13         6        --        --        --
                                                                    -------              ------   -------              ------
(10)       Total investment securities at fair value                  3,053      6.12       192        --        --        --
                                                                    -------              ------   -------              ------
(11)         Total investment securities                             12,706      5.79       741    11,310      5.95       673
     Federal funds sold and securities purchased
(12)   under resale agreements                                          189      3.51         7       734      3.17        23
     Loans:
(13)   Commercial                                                     7,092      9.19       652     7,154      9.36       670
(14)   Real estate 1-4 family first mortgage                          8,484      6.85       581     6,787      7.92       538
(15)   Other real estate mortgage                                     8,071      8.68       700     9,467      8.20       776
(16)   Real estate construction                                         977      9.29        91     1,303      8.50       111
       Consumer:
(17)     Real estate 1-4 family junior lien mortgage                  3,387      7.75       262     3,916      6.97       273
(18)     Credit card                                                  2,703     15.39       416     2,587     15.62       404
(19)     Other revolving credit and monthly payment                   2,023      9.60       194     1,893      9.45       179
                                                                    -------              ------   -------              ------
(20)       Total consumer                                             8,113     10.75       872     8,396     10.19       856
(21)   Lease financing                                                1,271      9.16       116     1,190      9.83       117
(22)   Foreign                                                           31      5.06         2         7        --        --
                                                                    -------              ------   -------              ------
(23)         Total loans                                             34,039      8.85     3,014    34,304      8.94     3,068
(24) Other                                                               54      5.89         3        --        --        --
                                                                    -------              ------   -------              ------
(25)           Total earning assets                                 $46,988      8.00     3,765   $46,348      8.12     3,764
                                                                    =======              ------   =======              ------
     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(26)     Interest-bearing checking                                  $ 4,622       .98        45   $ 4,626      1.18        55
(27)     Savings deposits                                             2,541      1.99        51     2,741      2.19        60
(28)     Market rate savings                                         16,380      2.39       391    16,592      2.28       378
(29)     Savings certificates                                         7,030      4.28       301     7,948      4.37       347
(30)     Certificates of deposit                                        206      7.70        16       219      7.99        18
(31)     Other time deposits                                             98      6.61         6       112      5.62         6
(32)     Deposits in foreign offices                                    925      4.75        44         7        --        --
                                                                    -------              ------   -------              ------
(33)         Total interest-bearing deposits                         31,802      2.69       854    32,245      2.68       864
       Federal funds purchased and securities sold
(34)     under repurchase agreements                                  2,223      4.45        99     1,051      2.79        29
(35)   Commercial paper and other short-term borrowings                 224      4.25        10       207      2.90         6
(36)   Senior debt                                                    1,930      5.29       102     2,174      4.75       103
(37)   Subordinated debt                                              1,510      5.94        90     1,958      5.23       103
                                                                    -------              ------   -------              ------
(38)         Total interest-bearing liabilities                      37,689      3.06     1,155    37,635      2.93     1,105
(39) Portion of noninterest-bearing funding sources                   9,299        --        --     8,713        --        --
                                                                    -------              ------   -------              ------
(40)             Total funding sources                              $46,988      2.45     1,155   $46,348      2.38     1,105
                                                                    =======              ------   =======              ------
     Net interest margin and net interest income on
(41)   a taxable-equivalent basis (3)                                            5.55%   $2,610                5.74%   $2,659
                                                                                =====    ======               =====    ======
     NONINTEREST-EARNING ASSETS
(42) Cash and due from banks                                        $ 2,618                       $ 2,456
(43) Other                                                            2,243                         2,306
                                                                    -------                       -------
                 Total noninterest-earning assets                   $ 4,861                       $ 4,762
                                                                    =======                       =======
     NONINTEREST-BEARING FUNDING SOURCES
(44) Deposits                                                       $ 9,019                       $ 8,482
(45) Other liabilities                                                1,062                           997
(46) Preferred stockholders' equity                                     521                           639
(47) Common stockholders' equity                                      3,558                         3,357
     Noninterest-bearing funding sources used to
(48)   fund earning assets                                           (9,299)                       (8,713)
                                                                    -------                       -------
(49)             Net noninterest-bearing funding sources            $ 4,861                       $ 4,762
                                                                    =======                       =======
(50) TOTAL ASSETS                                                   $51,849                       $51,110
                                                                    =======                       =======
     ------------------------------------------------------------------------------------------------------------------------

    (1) The average prime rate of Wells Fargo Bank was 7.14% and 6.00% for the years ended December 31, 1994 and 1993, respectively.  The average three-month London Interbank Offered Rate (LIBOR) was 4.75% and 3.29% for the same years, respectively.
    (2) Yields are based on amortized cost balances, which totaled $3,131 million for the year ended December 31, 1994.
    (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes.  The federal statutory tax rate was 35% for the years ended
        December 31, 1994 and 1993.

FOR IMMEDIATE RELEASE
- ---------------------
Tues., Jan. 17, 1995


WELLS FARGO ISSUES DIVIDEND ON COMMON STOCK

     The Board of Directors of Wells Fargo & Co. (NYSE:WFC) declared a regular quarterly dividend on common stock of $1.15 per share. The dividend will be payable Feb. 21, 1995 to shareholders of record at the close of business
Jan. 31, 1995.